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                                                                       EXHIBIT A

                       AMERICAN INTERNATIONAL GROUP, INC.

M. Bernard Aidinoff        Director             Retired Partner                Sullivan & Cromwell, 125 Broad Street, New York,
                                                                               New York 10004

Pei-yuan Chia              Director             Retired Vice Chairman,         298 Bedford - Banksville Road, Bedford, New York
                                                Citicorp and Citibank,         10506
                                                N.A.

Marshall A. Cohen          Director             Counsel, Cassels, Brock        Cassels, Brock & Blackwell, 40 King Street West, 20th
                                                & Blackwell                    Floor, Toronto, Ontario M5H 3C2

Barber B. Conable, Jr.     Director             Retired; Former                P. O. Box 218, Alexander, New York 14005
                                                President, World Bank

Martin S. Feldstein        Director             Professor of Economics,        National Bureau of Economic Research, Inc., 1050
                                                Harvard University             Massachusetts Avenue, Cambridge, Massachusetts 02138

Ellen V. Futter            Director             President, American            American Museum of Natural History, Central Park West
                                                Museum of Natural History      at 79th Street, New York, New York 10024

M. R. Greenberg            Director and         Chairman & Chief               70 Pine Street, New York, New York 10270
                           Executive Officer    Executive Officer

Carla A. Hills             Director             Chairman and CEO, Hills        Hills & Company, 1200 19th Street, N.W. - 5th Floor,
                                                & Company                      Washington, DC 20036

Richard C. Holbrooke       Director             Former U.S. Ambassador         The Council on Foreign Relations, 58 E. 68th Street,
                                                to the United Nations          New York, New York 10021

Frank J. Hoenemeyer        Director             Financial Consultant           7 Harwood Drive, Madison, New Jersey 07940

Howard I. Smith            Director and         Vice Chairman, Chief           70 Pine Street, New York, New York 10270
                           Executive Officer    Administrative Officer &
                                                Chief Financial Officer

Martin J. Sullivan         Director and         Vice Chairman & Co-Chief       70 Pine Street, New York, New York 10270
                           Executive Officer    Operating Officer

Thomas R. Tizzio           Executive Officer    Senior Vice Chairman-          70 Pine Street, New York, New York 10270
                                                General Insurance

Edmund S.W. Tse            Director and         Senior Vice Chairman &         American International Assurance Co., Ltd., 1 Stubbs
                           Executive Officer    Co-Chief Operating             Road, Hong Kong
                                                Officer

Jay S. Wintrob             Director and         Executive Vice                 AIG Retirement Services, Inc., 1 SunAmerica Center,
                           Executive Officer    President- Retirement          1999 Avenue of the Stars, Los Angeles, California
                                                Savings                        90067

Frank G. Wisner            Director and         Vice-Chairman- External        70 Pine Street, New York, New York 10270
                           Executive Officer    Affairs

Frank G. Zarb              Director             Former Chairman NASD and       The NASDAQ Stock Market, Inc., Four Times Square, New
                                                The NASDAQ Stock Market,       York, New York 10036
                                                Inc.

John A. Graf               Executive Officer    Executive Vice President       2929 Allen Parkway, Houston, Texas 77019
                                                - Retirement Savings

Donald Kanak               Executive Officer    Executive Vice President       American International Building, 1-3 Marunouchi,
                                                & Chief Executive              1-chome, Chiyoda-ku, Tokyo, Japan
                                                Officer of AIG Companies
                                                in Japan & Korea

Rodney O. Martin, Jr.      Executive Officer    Executive Vice President       2929 Allen Parkway, Houston, Texas 77019
                                                - Life Insurance

Win J. Neuger              Executive Officer    Executive Vice President       70 Pine Street, New York, New York 10270
                                                & Chief Investment
                                                Officer

Kristian P. Moor           Executive Officer    Executive Vice President       70 Pine Street, New York, New York 10270
                                                - Domestic General
                                                Insurance

R. Kendall Nottingham      Executive Officer    Executive Vice President       70 Pine Street, New York, New York 10270
                                                - Life Insurance

Robert B. Sandler          Executive Officer    Executive Vice President       70 Pine Street, New York, New York 10270
                                                - Senior Casualty
                                                Actuary & Senior Claims
                                                Officer

William N. Dooley          Executive Officer    Senior Vice President -        70 Pine Street, New York, New York 10270
                                                Financial Services

Lawrence W. English        Executive Officer    Senior Vice President -        70 Pine Street, New York, New York 10270
                                                Administration

Axel I. Freudmann          Executive Officer    Senior Vice President -        70 Pine Street, New York, New York 10270
                                                Human Resources

Richard W. Scott           Executive Officer    Senior Vice President -        70 Pine Street, New York, New York 10270
                                                Investments

Ernest T. Patrikis         Executive Officer    Senior Vice President &        70 Pine Street, New York, New York 10270
                                                General Counsel

Steven J. Bensinger        Executive Officer    Vice President &               70 Pine Street, New York, New York 10270
                                                Treasurer

Michael J. Castelli        Executive Officer    Vice President &               70 Pine Street, New York, New York 10270
                                                Controller

Keith Duckett              Executive Officer    Vice President &               70 Pine Street, New York, New York 10270
                                                Director of Internal
                                                Audit

Peter K. Lathrop           Executive Officer    Vice President &               70 Pine Street, New York, New York  10270
                                                Director of Taxes

Robert E. Lewis            Executive Officer    Senior Vice President &        70 Pine Street, New York, New York  10270
                                                Chief Credit Officer

Charles M. Lucas           Executive Officer    Vice President &               70 Pine Street, New York, New York  10270
                                                Director of Market Risk
                                                Management

Steven A. Rautenberg       Executive Officer    Vice President-                70 Pine Street, New York, New York  10270
                                                Communications

Kathleen E. Shannon        Executive Officer    Senior Vice President          70 Pine Street, New York, New York  10270
                                                and Secretary

Brian T. Schreiber         Executive Officer    Senior Vice President -        70 Pine Street, New York, New York  10270
                                                Strategic Planning

                          AIG RETIREMENT SERVICES, INC.

Eli Broad                  Director and         Chairman of              1 SunAmerica Center, Los Angeles, California 90067
                           Executive Officer    AIG Retirement
                                                Services

Jay S. Wintrob             Director and         Executive Vice           1 SunAmerica Center, Los Angeles, California 90067
                           Executive Officer    President -
                                                Retirement
                                                Savings, AIG

James R. Belardi           Director and         Executive Vice           1 SunAmerica Center, Los Angeles, California 90067
                           Executive Officer    President of AIG
                                                Retirement Services

Michael J. Akers           Executive Officer    Senior Vice              1 SunAmerica Center, Los Angeles, California 90067
                                                President of SALIC

Marc H. Gamsin             Director and         Executive Vice           1 SunAmerica Center, Los Angeles, California 90067
                           Executive Officer    President of AIG
                                                Retirement Services

N. Scott Gillis            Executive Officer    Senior Vice              1 SunAmerica Center, Los Angeles, California 90067
                                                President and CFO
                                                of AIG Retirement
                                                Services

Jana W. Greer              Director and         Executive Vice           1 SunAmerica Center, Los Angeles, California 90067
                           Executive Officer    President of AIG
                                                Retirement Services

Bruce Abrams               Director and         Executive Vice           1 SunAmerica Center, Los Angeles, California 90067
                           Executive Officer    President of AIG
                                                Retirement Services

Robert P. Condon           Director and         Senior Vice              1 SunAmerica Center, Los Angeles, California 90067
                           Executive Officer    President and
                                                Chief Actuary of
                                                SALIC

John A. Graf               Director             Executive Vice           2929 Allen Parkway, Houston, Texas 77019
                                                President -
                                                Retirement Savings,
                                                AIG

M.R. Greenberg             Director             Chairman and             70 Pine Street, New York, New York 10270
                                                CEO, AIG

Edward E. Matthews         Director             Senior Advisor,          70 Pine Street, New York, New York 10270
                                                AIG

Win J. Neuger              Director             Executive Vice           70 Pine Street, New York, New York 10270
                                                President & Chief
                                                Investment Officer,
                                                AIG

Howard I. Smith            Director             Vice Chairman,           70 Pine Street, New York, New York 10270
                                                Chief Administrative
                                                Officer and CFO, AIG


Mary L. Cavanaugh          Executive Officer    Senior                   1 SunAmerica Center, Los Angeles, California 90067
                                                Vice President,
                                                and Chief Legal
                                                Counsel of AIG
                                                Retirement Services

Randall W. Epright         Executive Officer    Senior Vice              1 SunAmerica Center, Los Angeles, California 90067
                                                President and
                                                Chief Information
                                                Officer of AIG
                                                Retirement Services

Michael J. Akers           Executive Officer    Senior Vice              1 SunAmerica Center, Los Angeles, California 90067
                                                President and Chief
                                                Actuary

                       SUNAMERICA LIFE INSURANCE COMPANY

Jay S. Wintrob             Director and         Executive Vice           1 SunAmerica Center, Los Angeles, California 90067
                           Executive Officer    President -
                                                Retirement
                                                Savings, AIG

James R. Belardi           Director and         Executive Vice           1 SunAmerica Center, Los Angeles, California 90067
                           Executive Officer    President of AIG
                                                Retirement Services

Michael J. Akers           Executive Officer    Senior Vice              1 SunAmerica Center, Los Angeles, California 90067
                                                President of SALIC

Marc H. Gamsin             Director and         Executive Vice           1 SunAmerica Center, Los Angeles, California 90067
                           Executive Officer    President of AIG
                                                Retirement Services

N. Scott Gillis            Director and         Senior Vice              1 SunAmerica Center, Los Angeles, California 90067
                           Executive Officer    President of AIG
                                                Retirement Services

Jana W. Greer              Director and         Executive Vice           1 SunAmerica Center, Los Angeles, California 90067
                           Executive Officer    President of AIG
                                                Retirement Services

Gregory M. Outcalt         Executive Officer    Senior Vice              1 SunAmerica Center, Los Angeles, California 90067
                                                President of SALIC

Edwin R. Raquel            Executive Officer    Senior Vice              1 SunAmerica Center, Los Angeles, California 90067
                                                President and
                                                Chief Actuary of
                                                SALIC

Christine A. Nixon         Executive Officer    Senior                   1 SunAmerica Center, Los Angeles, California 90067
                                                Vice President,
                                                General
                                                Counsel and
                                                Secretary of SALIC

Stewart R. Polakov         Executive Officer    Senior Vice              1 SunAmerica Center, Los Angeles, California 90067
                                                President and
                                                Controller of SALIC

                        STARR INTERNATIONAL COMPANY, INC.

William N. Dooley          Director             Senior Vice President -        70 Pine Street, New York, New York 10270
                                                Financial Services, AIG

M. R. Greenberg            Director &           Chairman & Chief               70 Pine Street, New York, New York 10270
                           Chairman of the      Executive Officer, AIG
                           Board

Joseph C. H. Johnson       Director &           President & Chief              American International Building, 29 Richmond Road,
                           President            Executive Officer of           Pembroke HM08 Bermuda
                                                American International
                                                Company Limited

Donald Kanak               Director             Executive Vice President       American International Building, 1-3 Marunouchi,
                                                & Chief Executive Officer      1-chome, Chiyoda-ku, Tokyo, Japan
                                                of AIG Companies in Japan
                                                & Korea

Kevin Kelley               Director             Senior Vice President-         70 Pine Street, New York, New York 10270
                                                Domestic General
                                                Insurance, AIG

Edward E. Matthews         Director             Senior Advisor, AIG            70 Pine Street, New York, New York 10270

Kristian P. Moor           Director             Executive Vice President       70 Pine Street, New York, New York 10270
                                                - Domestic General
                                                Insurance, AIG

L. Michael Murphy          Director, Vice       Executive Vice President,      American International Building, 29 Richmond
                           President &          Secretary and General          Road, Pembroke HM08 Bermuda
                           Secretary            Counsel, AIRCO

Win J. Neuger              Director             Executive Vice President       70 Pine Street, New York, New York 10270
                                                & Chief Investment
                                                Officer, AIG

R. Kendall Nottingham      Director             Executive Vice President       70 Pine Street, New York, New York 10270
                                                - Life Insurance, AIG

Robert M. Sandler          Director             Executive Vice President       70 Pine Street, New York, New York 10270
                                                - Senior Casualty Actuary
                                                & Senior Claims Officer,
                                                AIG

Howard I. Smith            Director             Vice Chairman, Chief           70 Pine Street, New York, New York 10270
                                                Administrative Officer &
                                                Chief Financial Officer,
                                                AIG

Martin J. Sullivan         Director             Vice Chairman & Co-Chief       70 Pine Street, New York, New York 10270
                                                Operating Officer, AIG

Thomas R. Tizzio           Director             Senior Vice Chairman-          70 Pine Street, New York, New York 10270
                                                General Insurance, AIG

Edmund S.W. Tse            Director             Senior Vice Chairman &         1 Stubbs Road, Hong Kong
                                                Co-Chief Operating
                                                Officer, AIG

Jay S. Wintrob             Director             Executive Vice President-      1 SunAmerica Center, Los Angeles, California
                                                Retirement Savings, AIG        90067


                              THE STARR FOUNDATION

M. R. Greenberg            Director and         Chairman & Chief               70 Pine Street, New York, New York 10270
                           Chairman             Executive Officer, AIG

Florence A. Davis          Director and         Director and President         70 Pine Street, New York, New York 10270
                           President

Marion I. Breen            Director and         Director and Vice              70 Pine Street, New York, New York 10270
                           Vice President       President

T. C. Hsu                  Director             Director                       70 Pine Street, New York, New York 10270

Edwin A.G. Manton          Director             Senior Advisor, AIG            70 Pine Street, New York, New York 10270

Edward E. Matthews         Director             Senior Advisor, AIG            70 Pine Street, New York, New York 10270

John J. Roberts            Director             Senior Advisor, AIG            70 Pine Street, New York, New York 10270

Howard I. Smith            Director and         Vice Chairman, Chief           70 Pine Street, New York, New York 10270
                           Treasurer            Administrative Officer &
                                                Chief Financial Officer,
                                                AIG

Ernest E. Stempel          Director             Senior Advisor, AIG            American International Building, 29 Richmond
                                                                               Road, Pembroke HM08 Bermuda

Edmund S.W. Tse            Director             Senior Vice Chairman &         1 Stubbs Road, Hong Kong
                                                Co-Chief Operating
                                                Officer, AIG

Gladys Thomas              Vice President       Vice President and             70 Pine Street, New York, New York 10270
                           and Secretary        Secretary

                                C.V. STARR & CO.

William N. Dooley          Director             Senior Vice President -        70 Pine Street, New York, New York 10270
                                                Financial Services, AIG

M. R. Greenberg            Director,            Chairman & Chief               70 Pine Street, New York, New York 10270
                           President &          Executive Officer, AIG
                           Chief Executive
                           Officer

Donald Kanak               Director             Executive Vice President       American International Building, 1-3 Marunouchi,
                                                & Chief Executive Officer      1-chome, Chiyoda-ku, Tokyo, Japan
                                                of AIG Companies in Japan
                                                & Korea

Kevin Kelley               Director             Senior Vice President-         70 Pine Street, New York, New York 10270
                                                Domestic General
                                                Insurance, AIG

Edward E. Matthews         Director &           Senior Advisor, AIG            70 Pine Street, New York, New York 10270
                           Senior Vice
                           President

Kristian P. Moor           Director             Executive Vice President       70 Pine Street, New York, New York 10270
                                                - Domestic General
                                                Insurance, AIG

Win J. Neuger              Director             Executive Vice President       70 Pine Street, New York, New York 10270
                                                & Chief Investment
                                                Officer, AIG

R. Kendall Nottingham      Director             Executive Vice President       70 Pine Street, New York, New York 10270
                                                - Life Insurance, AIG

Robert M. Sandler          Director & Vice      Executive Vice President       70 Pine Street, New York, New York 10270
                           President            - Senior Casualty Actuary
                                                & Senior Claims Officer,
                                                AIG

Howard I. Smith            Director &           Vice Chairman, Chief           70 Pine Street, New York, New York 10270
                           Senior Vice          Administrative Officer &
                           President            Chief Financial Officer,
                                                AIG

Martin J. Sullivan         Director             Vice Chairman & Co-Chief       70 Pine Street, New York, New York 10270
                                                Operating Officer, AIG

Thomas R. Tizzio           Director &           Senior Vice Chairman-          70 Pine Street, New York, New York 10270
                           Senior Vice          General Insurance, AIG
                           President

Edmund S.W. Tse            Director &           Senior Vice Chairman &         1 Stubbs Road, Hong Kong
                           Senior Vice          Co-Chief Operating
                           President            Officer, AIG

Jay S. Wintrob             Director             Executive Vice President-      1 SunAmerica Center, Los Angeles, California 90067
                                                Retirement Savings, AIG

Michael D. Warantz         Treasurer            Treasurer                      70 Pine Street, New York, New York 10270

Kathleen E. Shannon        Secretary            Senior Vice President and      70 Pine Street, New York, New York 10270
                                                Secretary, AIG